EXHIBIT 99

                                 MORGAN STANLEY
                                  2002 - OP - 1
                             ADDITIONAL INFORMATION
                                   ALL RECORDS
                                  2,876 RECORDS
                              BALANCE: 413,409,421

SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS

1. Prepayment Penalty Term (All Loans)
2. Prepayment Penalty Description (All Loans)
3. Prepayment Penalty Term (Group I)
4. Prepayment Penalty Description (Group 1)
5. Prepayment Penalty Term (Group 2)
6. Prepayment Penalty Description (Group 2)

1. PREPAYMENT PENALTY TERM (ALL LOANS)

                                                                          % OF
                                                                       MORTGAGE
                                                                        POOL BY
                                                         AGGREGATE     AGGREGATE
                                                        STATISTICAL   STATISTICAL   WEIGHTED
                                              NUMBER      CUT-OFF       CUT-OFF     AVERAGE    WEIGHTED    WEIGHTED
                                                OF         DATE           DATE       GROSS      AVERAGE    AVERAGE
                                             MORTGAGE    PRINCIPAL     PRINCIPAL    INTEREST   REMAINING   ORIGINAL
PREPAYMENT PENALTY TERM (ALL LOANS)           LOANS       BALANCE       BALANCE       RATE       TERM        LTV
------------------------------------------   --------   -----------   -----------   --------   ---------   --------
<= 0                                              508    70,987,256         17.17      9.092         341      75.39
12-Jan                                             82    14,166,972          3.43      8.796         342      73.83
13 - 24                                         1,712   256,022,744         61.93      8.851         357      80.47
25 - 36                                           572    71,923,980          17.4      8.746         327      76.17
49 - 60                                             2       308,468          0.07      9.145         358         80
                                                -----   -----------         -----     ------         ---      -----
TOTAL:                                          2,876   413,409,421           100      8.873         349      78.62
                                                =====   ===========         =====     ======         ===      =====

2. PREPAYMENT PENALTY DESCRIPTION (ALL LOANS)

                                                                          % OF
                                                                       MORTGAGE
                                                                        POOL BY
                                                         AGGREGATE     AGGREGATE
                                                        STATISTICAL   STATISTICAL   WEIGHTED
                                              NUMBER      CUT-OFF       CUT-OFF     AVERAGE    WEIGHTED    WEIGHTED
                                                OF         DATE           DATE       GROSS      AVERAGE    AVERAGE
                                             MORTGAGE    PRINCIPAL     PRINCIPAL    INTEREST   REMAINING   ORIGINAL
PREPAYMENT PENALTY DESCRIPTION (ALL LOANS)    LOANS       BALANCE       BALANCE       RATE       TERM        LTV
------------------------------------------   --------   -----------   -----------   --------   ---------   --------
No Prepayment Penalty                             508    70,987,256         17.17      9.092         341      75.39
1 yr - 2% unpaid prin/orig balance                  4       401,028           0.1      8.802         358      73.77
1 yr - 3 mo int->20% balance                        3       529,448          0.13      9.499         329       70.2
1 yr - 6 mo int->20% balance                       75    13,236,496           3.2      8.768         342      73.97
2 yr - 1% unpaid prin/orig balance                 16     1,825,253          0.44     10.097         355      78.52
2 yr - 2% unpaid prin/orig balance                  4       460,269          0.11      9.838         358      73.28
2 yr - 5%-4% balance                               16     1,705,114          0.41       9.34         357      78.54
2 yr - 3 mo int->20% balance                      140    28,983,984          7.01       8.69         358      78.23
2 yr - 6 mo int->20% balance                    1,536   223,048,125         53.95      8.856         357      80.81
2.5 yr - 6 mo int->20% balance                      8     1,718,593          0.42      9.845         358      87.29
3 yr - 1% balance                                  40     3,123,818          0.76      9.089         334      80.95
3 yr - 2% balance                                  24     2,429,116          0.59      8.733         326      80.69
3 yr - 5%-4%-3% balance                            11     1,117,440          0.27      8.865         330      78.74
3 yr - 2 mo int->20% balance                        2       156,345          0.04      8.194         244      87.58
3 yr - 3 mo int->20% balance                       27     5,827,763          1.41      8.111         351      69.92
3 yr - 6 mo int->20% balance                      460    57,550,904         13.92      8.759         324      75.94
5 yr - 6 mo int->20% balance                        2       308,468          0.07      9.145         358         80
                                                -----   -----------         -----     ------         ---      -----
TOTAL:                                          2,876   413,409,421           100      8.873         349      78.62
                                                =====   ===========         =====     ======         ===      =====

3. PREPAYMENT PENALTY TERM (GROUP I)

                                                                          % OF
                                                                       MORTGAGE
                                                                        POOL BY
                                                         AGGREGATE     AGGREGATE
                                                        STATISTICAL   STATISTICAL   WEIGHTED
                                              NUMBER      CUT-OFF       CUT-OFF     AVERAGE    WEIGHTED    WEIGHTED
                                                OF         DATE           DATE       GROSS      AVERAGE    AVERAGE
                                             MORTGAGE    PRINCIPAL     PRINCIPAL    INTEREST   REMAINING   ORIGINAL
PREPAYMENT PENALTY TERM (GROUP I)             LOANS       BALANCE       BALANCE       RATE       TERM        LTV
------------------------------------------   --------   -----------   -----------   --------   ---------   --------
<= 0                                              362    44,596,337         15.57      9.079         347      78.09
12-Jan                                             65     9,086,885          3.17      9.001         349      73.46
13 - 24                                         1,464   189,127,120         66.04      8.999         357      79.91
25 - 36                                           421    43,280,704         15.11      8.773         324      78.28
49 - 60                                             2       308,468          0.11      9.145         358         80
                                                -----   -----------         -----     ------         ---      -----
TOTAL:                                          2,314   286,399,515           100      8.977         350      79.17
                                                =====   ===========         =====     ======         ===      =====

4. PREPAYMENT PENALTY DESCRIPTION (GROUP 1)

                                                                          % OF
                                                                       MORTGAGE
                                                                        POOL BY
                                                         AGGREGATE     AGGREGATE
                                                        STATISTICAL   STATISTICAL   WEIGHTED
                                              NUMBER      CUT-OFF       CUT-OFF     AVERAGE    WEIGHTED    WEIGHTED
                                                OF         DATE           DATE       GROSS      AVERAGE    AVERAGE
                                             MORTGAGE    PRINCIPAL     PRINCIPAL    INTEREST   REMAINING   ORIGINAL
PREPAYMENT PENALTY DESCRIPTION (GROUP 1)      LOANS       BALANCE       BALANCE       RATE       TERM        LTV
------------------------------------------   --------   -----------   -----------   --------   ---------   --------
No Prepayment Penalty                             362    44,596,337         15.57      9.079         347      78.09
1 yr - 2% unpaid prin/orig balance                  4       401,028          0.14      8.802         358      73.77
1 yr - 3 mo int->20% balance                        3       529,448          0.18      9.499         329       70.2
1 yr - 6 mo int->20% balance                       58     8,156,409          2.85      8.979         350      73.66
2 yr - 1% unpaid prin/orig balance                 15     1,516,781          0.53      9.893         355      76.19
2 yr - 2% unpaid prin/orig balance                  4       460,269          0.16      9.838         358      73.28
2 yr - 5%-4% balance                               12     1,083,051          0.38      9.471         358      78.11
2 yr - 3 mo int->20% balance                      118    20,929,126          7.31      8.715         358       77.2
2 yr - 6 mo int->20% balance                    1,315   165,137,894         57.66      9.021         357      80.32
2.5 yr - 6 mo int->20% balance                      2       291,491           0.1      9.763         357         90
3 yr - 1% balance                                  34     2,486,817          0.87       9.19         332      80.83
3 yr - 2% balance                                  18     1,726,570           0.6      8.379         336      84.72
3 yr - 5%-4%-3% balance                            10       675,525          0.24     10.052         312      79.59
3 yr - 2 mo int->20% balance                        1        99,409          0.03       7.79         178      83.33
3 yr - 3 mo int->20% balance                       19     2,803,779          0.98      8.258         345      71.67
3 yr - 6 mo int->20% balance                      337    35,197,112         12.29      8.774         321      78.17
5 yr - 6 mo int->20% balance                        2       308,468          0.11      9.145         358         80
                                                -----   -----------         -----     ------         ---      -----
TOTAL:                                          2,314   286,399,515           100      8.977         350      79.17
                                                =====   ===========         =====     ======         ===      =====

5. PREPAYMENT PENALTY TERM (GROUP 2)

                                                                          % OF
                                                                       MORTGAGE
                                                                        POOL BY
                                                         AGGREGATE     AGGREGATE
                                                        STATISTICAL   STATISTICAL   WEIGHTED
                                              NUMBER      CUT-OFF       CUT-OFF     AVERAGE    WEIGHTED    WEIGHTED
                                                OF         DATE           DATE       GROSS      AVERAGE    AVERAGE
                                             MORTGAGE    PRINCIPAL     PRINCIPAL    INTEREST   REMAINING   ORIGINAL
PREPAYMENT PENALTY TERM (GROUP 2)             LOANS       BALANCE       BALANCE       RATE       TERM        LTV
------------------------------------------   --------   -----------   -----------   --------   ---------   --------
<= 0                                              146    26,390,919         20.78      9.116         331      70.82
12-Jan                                             17     5,080,087             4       8.43         329      74.48
13 - 24                                           248    66,895,624         52.67      8.435         357      82.05
25 - 36                                           151    28,643,277         22.55      8.706         333      72.98
                                                -----   -----------         -----     ------         ---      -----
TOTAL:                                            562   127,009,906           100      8.637         345      77.37
                                                =====   ===========         =====     ======         ===      =====

6. PREPAYMENT PENALTY DESCRIPTION (GROUP 2)

                                                                          % OF
                                                                       MORTGAGE
                                                                        POOL BY
                                                         AGGREGATE     AGGREGATE
                                                        STATISTICAL   STATISTICAL   WEIGHTED
                                              NUMBER      CUT-OFF       CUT-OFF     AVERAGE    WEIGHTED    WEIGHTED
                                                OF         DATE           DATE       GROSS      AVERAGE    AVERAGE
                                             MORTGAGE    PRINCIPAL     PRINCIPAL    INTEREST   REMAINING   ORIGINAL
PREPAYMENT PENALTY DESCRIPTION (GROUP 2)      LOANS       BALANCE       BALANCE       RATE       TERM        LTV
------------------------------------------   --------   -----------   -----------   --------   ---------   --------
No Prepayment Penalty                             146    26,390,919         20.78      9.116         331      70.82
1 yr - 6 mo int->20% balance                       17     5,080,087             4       8.43         329      74.48
2 yr - 1% unpaid prin/orig balance                  1       308,472          0.24       11.1         358         90
2 yr - 5%-4% balance                                4       622,063          0.49      9.113         357      79.28
2 yr - 3 mo int->20% balance                       22     8,054,858          6.34      8.625         357      80.91
2 yr - 6 mo int->20% balance                      221    57,910,232          45.6      8.387         357       82.2
2.5 yr - 6 mo int->20% balance                      6     1,427,102          1.12      9.862         358      86.74
3 yr - 1% balance                                   6       637,001           0.5      8.693         345      81.39
3 yr - 2% balance                                   6       702,546          0.55      9.603         300      70.79
3 yr - 5%-4%-3% balance                             1       441,915          0.35       7.05         357      77.45
3 yr - 2 mo int->20% balance                        1        56,936          0.04        8.9         358         95
3 yr - 3 mo int->20% balance                        8     3,023,984          2.38      7.975         357       68.3
3 yr - 6 mo int->20% balance                      123    22,353,793          17.6      8.736         329      72.42
                                                -----   -----------         -----     ------         ---      -----
TOTAL:                                            562   127,009,906           100      8.637         345      77.37
                                                =====   ===========         =====     ======         ===      =====

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